SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ____________________________________

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 12, 2001
                       ____________________________________

                            COVENANT TRANSPORT, INC.
             (Exact name of registrant as specified in its charter)


     Nevada                        0-24960                        88-0320154
 ----------------             -----------------                --------------
 (State or other           (Commission File Number)           (I.R.S. employer
 jursidiction of                                                identification
 incorporation or                                                   number)
 organization)


                               400 Birmingham Hwy.
                              Chattanooga, TN 37419
                              ---------------------
                  (Address, including zip code, of registrant's
                           principal executive office)


                                 (423) 821-1212
                                 --------------
                         (Registrant's telephone number,
                              including area code)


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

During the last two months, Covenant Transport, Inc. (the "Registrant") solicited and received formal proposals for accounting and tax services from several accounting firms. Effective September 12, 2001, the Registrant (a) selected KPMG LLP as independent accountants subject to KPMG completing its standard client evaluation procedures and accepting the engagement; and (b) dismissed PricewaterhouseCoopers LLP as independent accountants. The decision to change accountants was approved by the audit committee and the Registrant's Board of Directors.

In connection with the audits of the two fiscal years ended December 31, 2000, and during the subsequent interim period through September 12, 2001, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction, would have caused them to make reference to such matter in their accountant's report on the financial statements for such years.

The audit reports of PricewaterhouseCoopers LLP on the consolidated financial statements of the Registrant as of and for the years ended December 31, 2000, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The Registrant has provided PricewaterhouseCoopers LLP with a copy of the disclosures contained herein and has filed as an exhibit hereto the response of PricewaterhouseCoopers LLP to the disclosures set forth in this Item 4.

During the two fiscal years ended December 31, 2000, and the subsequent interim period through September 12, 2001, the Registrant did not consult with KPMG LLP regarding the application of generally accepted accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on Registrant's consolidated financial statements.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS.

(c) Exhibits. Exhibit (16) Letter of PricewaterhouseCoopers LLP regarding change in certifying accountant.

_______________________________________________________________________________

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    COVENANT TRANSPORT, INC.


Date: September 26, 2001            /s/ Joey B. Hogan
                                    -----------------
                                    Joey B. Hogan
                                    Treasurer and Chief Financial Officer


_______________________________________________________________________________

Exhibit